    Morgan Stanley Institutional Fund Trust Core Plus Fixed Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Time   11/08    -     $100.0 $2,000,  6,870,    0.34%  0.26%    Banc    Banc
Warner   /06             0    000,000    000                      of      of
 Inc.                                                           Americ  Americ
                                                                  a        a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                L.P.,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                 Inc.
                                                                Fortis
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BMO
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Guzman
                                                                & Co.,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lloyds
                                                                 TSB,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                  l
                                                                Group
                                                                 LLC

                                                                Credit
                                                                Suisse
Washin  12/06    -     $100.0 $500,00  500,00    0.10%  0.02%     ,     Credit
 gton    /06             0     0,000      0                     Goldma  Suisse
Mutual                                                            n,
Prefer                                                          Sachs
  red                                                           & Co.,
Fundin                                                          Lehman
   g                                                            Brothe
 Trust                                                           rs,
  II                                                            Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank

                                                                Lehman
                                                                Brothe
 Home   12/13    -     $100.0 $750,00  1,835,    0.24%  0.07%    rs,    Lehman
 Depot   /06             0     0,000     000                    Merril  Brothe
 Inc.                                                             l       rs
5.490%                                                          Lynch
  due                                                           & Co.,
12/16/                                                          JPMorg
  26                                                             an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.
Center  2/1/0    -     $99.53 $150,00  1,130,    0.75%  0.04%    Banc    Banc
 point    7                    0,000     000                      of      of
Energy                                                          Americ  Americ
Resour                                                            a        a
  ces                                                           Securi
 6.250                                                           ties
  due                                                            LLC,
2/1/20                                                          Deutsc
  37                                                              he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Deutsc
  SLM                                                             he
Studen  3/6/0    -     $100.0 $1,283,  18,050    1.41%  0.67%    Bank   Greenw
t Loan    7              0    000,000   ,000                    Securi    ich
 Trust                                                          ties,   Capita
2007 3                                                          JPMorg     l
  A1                                                             an,
5.320%                                                           RBS
  due                                                           Greenw
0/24/2                                                           ich
  014                                                           Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Morgan
                                                                Stanle
Hospir  3/20/    -     $100.0 $375,00  5,425,    1.45%  0.20%   y, ABN  Citigr
a Inc.    07             0     0,000     000                     Amro     oup
 5.83%                                                          Incorp
  due                                                           orated
3/30/2                                                            ,
  010                                                           Citigr
                                                                 oup,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Capita
                                                                  l
                                                                Market
                                                                s, LLC